Exhibit 10.2

ORTHOPEDIATRICS CORP.
AMENDED AND RESTATED
2007 EQUITY INCENTIVE PLAN

1.            Plan Purpose. The purpose of the ‘Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting, retaining and motivating Employees, Directors, Advisors and Consultants who provide services to the Company and/or any of its Subsidiaries. This Plan was originally approved by the Board of Directors and the Shareholders of the Company as of November 30, 2007 and has been amended and restated as of December 18, 2012.

2.            Definitions. The following definitions are applicable to the Plan:

“Advisor” means a non-Employee member of an advisory board established by the Company or a Subsidiary.

“Award” means the grant by the Committee of a Nonqualified Stock Option, Restricted Stock or any combination of the foregoing pursuant to the terms of the Plan.

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to an Award granted under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to any Participant: (i) a material breach by Participant of his or her employment, consulting, service or similar agreement with the Company or a Subsidiary, or of any confidentiality, invention assignment, non-competition or similar agreement with the Company or a Subsidiary; (ii) the repeated or continued failure by Participant to perform any of his or her material duties or obligations under any such agreement; (iii) Participant’s act or omission that materially injures the business of the Company or a Subsidiary; (iv) the conviction of, or admission of guilt or plea of no contest by, the Participant in a criminal proceeding with respect to any crime, whether or not involving the Company or a Subsidiary, which constitutes a felony in the jurisdiction involved; the embezzlement or misappropriation of property of the Company, a Subsidiary or any of their affiliates or any other act involving fraud or dishonesty with respect to the Company, a Subsidiary or any of their affiliates or any breach by the Participant of his or her statutory common law or contractual duties not to compete with the Company, a Subsidiary or any of their affiliates or not to disclose or reveal confidential information or trade secrets of the Company, a Subsidiary or any of their affiliates.

“Change of Control Transaction” means any of the following events: (i) the consummation by the Company of a merger, share exchange, reorganization, consolidation or similar transaction other than a transaction that would result in the Voting Stock of the Company outstanding immediately prior to such transaction continuing immediately thereafter to entitle the Company’s Shareholder Body (either by remaining outstanding or by being converted into Voting Stock of the surviving or acquiring entity) to exercise or direct the exercise of voting power sufficient, under ordinary circumstances, to elect a majority of the Company’s (or the surviving or acquiring entity’s) directors or equivalent persons or (ii) the consummation by the Company of a sale or disposition of all or substantially all of the Company’s assets, other than a sale or disposition to an entity controlled by the Company or its Shareholder Body. For purposes of this definition: (x) one party shall be deemed to “control” another party if the first party owns, directly or indirectly, securities of the second party that entitle the first party to exercise or direct the exercise of voting power sufficient, under ordinary circumstances, to elect a majority of the second party’s directors or equivalent persons; (y) the term “Voting Stock” means, with respect to an entity, all securities of any class or series of the entity with voting power in the election of its directors or equivalent persons and (z) the term “Shareholder Body” means the holders of the Company’s Voting Stock immediately prior to any transaction in question.

“Code” means the Internal Revenue Code of 1986, as amended, and interpretive rules and regulations thereunder.

“Committee” means the Committee, if any, appointed by the Board to administer the Plan. Unless and until the Board appoints the Committee, the Board shall function as the Committee.

“Company” means OrthoPediatrics Corp., a Delaware corporation.

“Consultant” means any person who is engaged by the Company or any of its Subsidiaries to render consulting or advisory services and is compensated for such services.

“Date of Grant” means the date on which an Award is granted, as determined by the Committee; provided, however, that in the absence of a Committee determination, the date on which the Committee adopts a resolution granting the Award shall be the Date of Grant.

“Director” means any individual who is a member of the Board or a member of the Board of Directors of a Subsidiary, whether or not such individual is also an Employee.

“Disability” means total and permanent disability as determined by the Committee pursuant to Section 22(e)(3) of the Code.

“Employee” means any person employed by the Company or a Subsidiary. An officer or Director of the Company or a Subsidiary may also be an Employee.

“Exercise Price” means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option.

“Fair Market Value” means, with respect to Shares as of any date, the fair market value of one Share as of such date, as determined by the Committee in compliance with any applicable provisions of the Code on the basis of such factors, considerations and information as may be applicable under the circumstances; provided, however, that if the Shares are traded on an established securities exchange or other public trading market on the date in question, then the Fair Market Value shall be the last reported sale price for a Share on such exchange or market as of the close of trading on the date in question.

“Immediate Family” means, with respect to any Participant, his or her spouse, children, grandchildren and adopted children, as well as the children, grandchildren and adopted children of the Participant’s spouse, as well as the legal representatives of any of those persons who are minors.

“Nonqualified Stock Option” or “Option” means an option to purchase Shares under this Plan. These options are not intended to qualify under Section 422 of the Code.

“Participant” means an individual or entity selected by the Committee to receive an Award pursuant to this Plan.

“Permitted Transferee” means, with respect to any Participant, any of the following:

(a)          a member of his or her Immediate Family;

(b)          an irrevocable trust solely for the benefit of the Participant or members of his or her Immediate Family;

(c)          a partnership, limited liability company or corporation, the sole owners of which are the Participant and members of his or her Immediate Family;

(d)          a revocable trust with respect to which the Participant, as settlor, retains the right of revocation or amendment until his or her death; or

(e)          if the Participant is an entity, the equity owners of such entity.

“Plan” means this OrthoPediatrics Corp. Amended and Restated 2007 Equity Incentive Plan.

“Recapitalization” means any stock split, reverse stock split, stock dividend, recapitalization or similar transaction in which the number of outstanding Shares is increased or decreased without an exchange of reasonably equivalent value.

“Reorganization” means any dissolution, merger, consolidation, share exchange or similar statutory transaction in which the outstanding Shares by operation of law, are converted into or exchanged for different securities, cash or other property or any combination thereof.

“Restricted Period” means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 10 hereof with respect to Restricted Stock awarded under the Plan.

“Restricted Stock” means Shares that have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 10 hereof, so long as such restrictions are in effect.

“Shares” means shares of the Company’s Common Stock, par value $0.00025 per share.

“Subsidiary(ies)” means any entity of which at least a majority of the outstanding equity interest is held by the Company, including, but not limited to, OrthoPediatrics US Distribution Corp.

“Termination Date” means, with respect to any Participant, the date of such Participant’s Termination of Service.

“Termination of Service” means, in the case of an Employee, the termination of all employment relationships between the Employee and the Company and any Subsidiary, and in the case of an individual or entity who is not an Employee, the termination of all service relationships between the individual and the Company and any Subsidiary. If a Participant’s relationship with the Company changes but, after the change, the Participant continues to be an Employee, Director, Advisor or Consultant, then no Termination of Service shall be deemed to have occurred by reason of such change.

3.            Administration.

(a)          Committee. The Plan shall be administered by the Committee, which shall consist of two (2) or more members of the Board. The members of the Committee shall be appointed by the Board. A majority of the Committee shall constitute a quorum, and the acts of a Majority- of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be acts of the Committee.

(b)          Committee Authority. Except as expressly limited by the Plan or the Board, the Committee shall have all powers and discretion necessary or appropriate to administer the Plan and control its operation, including, but not limited to, the power to (a) select Participants, grant Awards and provide the terms and conditions of all Awards (which need not be identical among Participants), (b) interpret the Plan and Awards, and (c) adopt rules and procedures for the administration, interpretation and operation of the Plan. In particular, the Committee shall have the power to prescribe the following terms and conditions with regard to the grant of any Option: (i) the Exercise Price of the Option (provided that such Exercise Price shall not be less than the Fair Market Value of the Shares on the Date of Grant); (ii) the number of Shares subject to the Option; (iii) the vesting schedule of the Option; (iv) the manner in which the Option is to be exercised; (v) the expiration date of the Option, if other than as provided in Section 8 of this Plan; (vi) the transfer restrictions, if any, applicable to the Shares acquired upon exercise of the Option; (vii) whether, as a condition of granting the Option, the Participant is required to surrender for cancellation any Options previously granted to him or her; (viii) whether the Participant shall be allowed to pay the Exercise Price in a form other than cash, as contemplated by Section 9(c) of this Plan and (ix) any other terms and conditions acceptable to the Option which the Committee determines to be appropriate in its sole discretion. Subject to any limitations on the Committee’s authority imposed by the Board or the terms of the Plan; all determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by law. Notwithstanding the foregoing, this Plan is intended to provide equity incentive compensation that complies with, or is exempt from, the standards for nonqualified deferred compensation established by section 409A of the Code. Despite any other provisions of this Plan to the contrary, the Committee shall not enter into any Award Agreement with any terms and conditions that would subject the Participant to gross income inclusion, interest, or additional tax pursuant to Code section 409A.

(c)          Delegation of Authority. The Committee may delegate to the Chief Executive Officer of the Company the authority to grant Awards to Employees (other than the Chief Executive Officer). The delegation of authority under this Section 3(c) shall be subject to such conditions and limitations as may be determined by the Committee and by the Board, such as limitations with respect to the number of Shares that may be subject to Awards during a specified period of time and conditions with respect to the Exercise Price of Options granted pursuant to this delegated authority. If the Chief Executive Officer makes grants pursuant to the delegated authority under this Section 3(c), references in this Plan to the “Committee,” as they relate to making such grants (but not to the subsequent administration of such grants), shall be deemed to refer to the Chief Executive Officer.

4.            Participants. The-Committee, in its sole discretion, may select from time to time Participants in the Plan from those Employees, Directors, Advisors and Consultants who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company or any Subsidiary.

5.            Substitute Options. In the event that the Company consummates a transaction described in Section 424(a) of the Code, persons who become Employees or Directors on account of such transaction may be granted Options in substitution for Options granted by the former employer. The Committee, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the Exercise Price of the substitute Options.

6.            Award Agreement. Each Award shall be evidenced by an Award Agreement containing the terms and the conditions of the Award, as determined by the Committee, in its sole discretion. With respect to Awards of Options, in addition to any other terms and conditions the Committee establishes, the Award Agreement shall specify the Exercise Price (which shall not be less than the Fair Market Value of the Shares on the Date of Grant), the time or times at which an Option will vest or become exercisable, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

7.            Shares Subject to Plan. The maximum aggregate number of Shares that may be issued pursuant to Awards or subject to outstanding Awards under the Plan is twenty-five percent (25%) of the then outstanding shares of capital stock of the Company, whether common or preferred. Shares that are withheld to satisfy payment of the Exercise Price or any tax withholding obligation, and any Shares subject to an Award that expires, terminates, is forfeited or is surrendered for cancellation, may be subject to new Awards under the Plan.

8.            Termination of Options. An Option shall terminate on, and may not be exercised after, the tenth (10th) anniversary of the Date of Grant; provided, however, that except to the extent, if any, otherwise provided in the applicable Award Agreement, an Option will terminate earlier than such tenth (10th) anniversary under any of the following circumstances:

(a)          Change of Control Transaction. In connection with any Change of Control Transaction, an Option may terminate earlier in accordance with Section 12 of this Plan.

(b)          Award Agreement. An Option may terminate earlier in accordance with the applicable Award Agreement.

(c)          Termination of Service Generally. If a Participant has a Termination of Service for any reason other than his or her Disability, death or termination for Cause, then. (i) any Option or portion thereof that is unvested (or otherwise unexercisable) as of the Termination Date shall terminate as of the Termination Date and (ii) any Option or portion thereof that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate three (3) months following the Termination Date (however, if the Participant should die during those three (3) months, such Option or portion thereof shall terminate one (1) year following the Termination Date) (understanding in any case that such Option or portion thereof may terminate sooner under the circumstances described or referred to in any other provision of this Section 8).

(d)          Disability or Death. If a Participant has a Termination of Service as a result of his or her Disability or death, then (i) any Option or portion thereof that is unvested (or otherwise unexercisable) as of the Termination Date shall terminate as of the Termination Date and (ii) any Option or portion thereof that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate one (1) year following the Termination Date (understanding that such Option or portion thereof may terminate sooner under the circumstances described or referred to in any other provision of this Section 8).

(e)          Cause. If the Participant has a Termination of Service as a result of a termination for Cause by the Company or any Subsidiary, then any Option held by the Participant as of the Termination Date shall terminate as of the date and time the Participant is terminated. In addition, notwithstanding any other provision of this Plan, if the Committee determines that the Participant has engaged, whether before or after any Termination of Service, in conduct that constitutes Cause, then the Participant automatically shall forfeit all Shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such Shares (subject to any right of setoff by the Company).

9.            Exercise of Options.

(a)          Exercise Period. Subject to any vesting provisions or other conditions, restrictions or limitations respecting the exercise of an Option as determined by the Committee, an Option may be exercised, in whole or in part, at any time beginning on the Date of Grant and ending on the date the Option expires or otherwise terminates in accordance with the Award Agreement and this Plan.

(b)          Parties Who May Exercise. During the lifetime of the Participant to whom an Option was granted, such Option may be exercised only by the Participant unless the Option has been properly transferred in accordance with Section 13, in which case such Option may be exercised by the transferee during the period such Option otherwise would have been exercisable by the Participant. After the death of the Participant, but prior to the termination of the Option, such Option may be exercised by the Participant’s legal representative.

(c)          Notice and Payment. To exercise an Option, the Participant must give written notice to the Company (which shall specify the number of Shares with respect to which the Participant elects to exercise the Option) together with full payment of the Exercise Price. The date of exercise shall be the date on which the notice and payment are received by the Company. Payment of the Exercise Price shall be made in cash (including check, bank draft or money order), or if permitted by the Award Agreement, (i) by delivering Shares already owned by the Participant for more than six (6) months and having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price, (ii) by requesting that the Company withhold Shares issuable upon exercise of the Option having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price or (iii) through a combination of cash and such Shares.

(d)          Alternative Means of Settlement Following Death of Participant. Following the death of any Participant to whom an Option was granted under the Plan, the Committee, as an alternative means of settlement of such Option, may elect to pay to the person properly exercising such Option the amount by which the Fair Market Value per Share on the date of exercise exceeds the Exercise Price, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the applicable Award Agreement and the Plan.

10.          Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grand Awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (c) of this Section 10, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards and the vesting thereof as the Committee shall determine and provide in the Award Agreement.

(a)          Restricted Period; Rights of Holder. At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which, or at the expiration of which, the Shares of Restricted Stock shall vest. The vesting of Restricted Stock may also be conditioned upon the achievement of specified performance goals or objectives. Except as otherwise provided in the Award Agreement and in Section 10 of this Plan, the Participant, as owner of such Shares, shall have all the rights of a stockholder, including, but not limited to, the right to receive all dividends paid with respect to such Shares and the right to vote such Shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

(b)          Forfeiture. In the case of a Participant’s Termination of Service, unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant that, at the time of such Termination of Service; are subject to the restrictions imposed in accordance with Section 10(a) shall, upon such Termination of Service, be forfeited and returned to the Company.

(c)          Certificates. Each certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture provisions) contained in the Amended and Restated 2007 Equity Incentive Plan of the Company and in the Award Agreement entered into between the registered owner and the Company. Copies of such Plan and Award Agreement are on file in the offices of the Company.”

Upon lapse of the restrictions imposed on Shares of Restricted Stock, the Company shall re-deliver to the Participant the certificate(s) and stock power deposited with it pursuant to this Section 10(c). Notwithstanding the foregoing, the Committee may determine that the Company will not issue certificates in respect of Shares of Restricted Stock until all restrictions on such Shares have lapsed.

(d)          Award Agreement. At the time of an Award of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the-Company, in a form specified by the Committee, agreeing to the terms and conditions of the Award.

(e)          No Transfer. Except as otherwise provided in the Award Agreement, a Participant shall not transfer, assign or encumber Restricted Stock prior to the lapse of the restrictions thereon.

11.          Adjustments Upon Recapitalization. In the event of any Recapitalization, the number and class of shares and Exercise Price of Options with respect to Awards previously granted under the Plan, may be adjusted by the Committee, in its sole discretion, in order to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits incident to such Awards. Any determination by the Committee with respect to the foregoing matters shall be conclusive. Any shares of stock or other securities received as a result of any Recapitalization by a Participant with respect to Restricted Stock shall be subject to the same restrictions and any certificate(s) or other instruments representing or evidencing such shares or securities shall be given a legend and deposited with the Company in the manner provided in Section 10(c) hereof.

12.          Effects of Reorganization; Change of Control. Except as otherwise specifically provided in the Award Agreement, Awards will be affected by a Reorganization as follows:

(a)          Dissolution. If the Reorganization is a dissolution of the Company, then (i) any continuing restrictions on Shares of Restricted Stock shall lapse and (ii) each outstanding Option-shall terminate, but each each Participant to whom the Option was granted shall have the right; immediately prior to such dissolution, to exercise his Option in full, and the Company shall notify each Participant of such right within a reasonable period of time prior to any dissolution.

(b)          Merger, Etc. If the Reorganization is a merger, consolidation, share exchange or similar statutory transaction, upon the effective date of such Reorganization, (i) each Participant holding an Option shall be entitled, upon exercise of his Option in accordance with all the terms and conditions of the Plan and the applicable Award Agreement, to receive in lieu of Shares, the same stock, property or other consideration, calculated on a per share basis, as holders of Shares were entitled to receive in connection with the Reorganization (the “Reorganization Consideration”) and (ii) each Share of Restricted Stock shall be converted into or exchanged for the Reorganization Consideration, which shall be subject to the same restrictions to which the Restricted Stock was subject (unless the Committee accelerates the lapse of such restrictions) and any certificate(s) or other instruments representing or evidencing the Reorganization Consideration shall be given a legend and deposited with the Company in the manner provided in Section 10(c) hereof.

(c)          Change of Control. In connection with any Change of Control Transaction, the Committee may, in its sole discretion, accelerate in whole or in part the vesting of any Option or the lapse of restrictions on any Restricted Stock. If the Committee elects to accelerate the vesting of any Option, it may also accelerate the expiration of such Option, provided that the Participant is allowed a reasonable opportunity to exercise the Option.

The adjustments contained in this Section and the manner of application of its provisions shall be determined solely by the Committee.

13.          Assignments and Transfers. Except as expressly authorized by the Committee in the Award Agreement or as set forth in this Section 13, Awards may not be assigned, encumbered or transferred otherwise than by will or the laws descent and distribution, or pursuant to a qualified domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). The Company shall not be liable to any person for honoring the exercise of an Option granted to a deceased Participant by the person or persons the Company shall have determined in good faith to have acquired the Option. With the consent of the Committee and subject to such rules as the Committee may adopt to preserve the purposes of the Plan, a Participant to whom a Nonqualified Stock Option has been granted may transfer the Nonqualified Stock Option without consideration to any Permitted Transferee. Such a transfer shall be effective only if the Participant notifies the Committee in advance and in writing of the terms of the transfer, and if the Committee consents thereto and determines that the transfer complies with the Plan and the applicable Award Agreement. Upon transfer, the Nonqualified Stock Option shall remain subject to the terms of the Plan and the applicable Award Agreement, except that the Permitted Transferee shall not be permitted to transfer the Nonqualified Stock Option otherwise than by will or by the laws of descent and distribution.

14.          Participant Rights Limited. No Employee, Director, Advisor, Consultant or other person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant. No Employee; Director, Advisor, Consultant or other person: shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company. Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any person any right to be retained in the employ or service of the Company.

15.          Stockholder Rights; Voting. Except to the extent provided with respect to an Award of Restricted Stock in accordance with Section 10 above, no Participant or other person shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award unless and until certificates representing the Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or other person entitled to the Shares. As to the election of members of the Board, holders of Shares issued pursuant to Awards granted under the Plan shall vote, consent and take such other action as to such Shares consistent with the provisions of any stockholders agreement that may be in effect from time to time among the Company and its stockholders, whether or not such holders of Shares issued under the Plan are parties thereto.

16.          Delivery and Registration of Stock. The Company’s obligation to deliver Shares with respect to an Award shall be subject to such conditions, restrictions and contingencies as the Company may establish, including but not limited to, the receipt of a representation as to the investment intention of the person to whom Shares are to be delivered, in such form as the Company shall determine to be necessary or advisable to comply with any applicable federal or state securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation. If, at the time Shares are to be delivered under the Plan, the class of stock of which such Shares are a part is listed or traded on any stock exchange or quotation or similar system, then the Company shall not be required to deliver such Shares until any applicable requirements of such exchange or system have been complied with. In addition, the Company shall not be required to deliver any Shares under the Plan prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Company shall determine to be necessary or advisable.

17.          Withholding Tax. Upon the lapse of restrictions on any Shares of Restricted Stock (or at such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Company shall have the right to require the Participant or other person receiving such Shares to pay the Company the amount of any taxes that the Company is required to withhold with respect to such Shares or, in lieu thereof, at the Company’s election, to retain (and sell, if the Company so chooses) a sufficient number of Shares held by it to cover the amount required to be withheld. The Company shall also have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes that the Company is required to withhold with respect to such dividend payments.

18.          Termination, Amendment and Modification of Plan. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, no termination, amendment or modification of the Plan shall in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant or, if applicable, the transferee of the Award.

19.          Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board. After approval by the Company’s stockholders, the Plan shall continue in effect for a term of ten (10) years from the date of adoption by the Board of Directors unless sooner terminated pursuant to Section 18 above.

20.          Governing Law. The Plan and Award Agreements shall be construed in accordance with and governed by the laws of the State of Indiana.

Adopted by the Board of Directors
as of December 18, 2012

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